United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
February 28, 2006

Fidelity National Financial, Inc.

(Exact name of Registrant as Specified in its Charter)

1-9396
(Commission File Number)

Delaware	86-0498599
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue
Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 854-8100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
SIGNATURE

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
(b) On February 28, 2006, Fidelity National Financial, Inc. (“FNF”) filed an Interim Written Affirmation with the New York Stock Exchange (“the Exchange”) reporting that Douglas K. Ammerman resigned from FNF’s audit committee. As a result of Mr. Ammerman’s resignation, the composition of FNF’s audit committee was reduced from three members to two members in violation of Section 303A.07 of the Exchange’s Listing Standards. FNF informed the Exchange that it will appoint a new member to its audit committee to bring it back into compliance with Listing Standards prior to April 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Financial, Inc.
Date: March 6, 2006	By:	/s/ Alan L. Stinson
Name: Alan L. Stinson Title: Executive Vice President and Chief Financial Officer